UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 27, 2015

Date of Earliest Event Reported: July 23, 2015

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4447 N Central Expressway Suite 110-135 Dallas, TX 75205
(Address of principal executive offices)

(972) 885-3981
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company's beliefs, assumptions and expectations about the Company's future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in "Risk Factors" in the Company's recent Annual Reports on Form 10-K, and the Company's recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 1.01 Entry into a Material Definitive Agreement

Settlement Agreement with Birch First Capital Fund, LLC and Birch First Advisors LLC

On July 23, 2015, the Company and Birch First Capital Fund LLC ("Birch First Capital"), a Delaware limited liability company, and Birch First Advisors LLC, a Delaware limited liability company ("Birch Advisors"), executed a Settlement and Stipulation Agreement (the "Settlement Agreement"), pursuant to which the parties agreed to fully resolve and dismiss, with no liability admitted or deemed to be admitted by any party, any and all claims that have been, or could have been, raised in the outstanding litigation between the parties (the "Litigation"), as more specifically detailed in Item 8.01 herein.

Amended and Restated Note with Birch First Capital

On July 23, 2015, pursuant to the terms and conditions of the Settlement Agreement referenced herein, the Company executed an amended and restated convertible debenture (the "Amended and Restated Note") in the principal amount of $300,000 bearing two percent (2%) interest per annum for a period of two years for the benefit of Birch First Capital. Pursuant to the terms of the Amended and Restated Note, $75,000 of the principal balance would be immediately converted into shares of common stock of the Company at $0.10 per share for a total of 750,000 shares of the Company's Common Stock. The remaining $225,000 in principal and interest of the Amended and Restated Note will be convertible on a quarterly basis in the amount of $37,500 into shares of the Company's Common Stock at a share price equal to the lesser of $0.10 per share, or fifty percent (50%) of the three (3) lowest intraday trading average for the twenty (20) day trading period prior to each conversion date, until paid in full, with accrued and unpaid interested due and payable in the final payment, under certain terms and conditions set forth in the Amended and Restated Note.

Consulting and Advisory Agreement with Birch Advisors, LLC

On July 23, 2015, pursuant to the terms and conditions of the Settlement Agreement referenced herein, the Company, executed a new Consulting and Advisory Agreement (the "Agreement") with Birch Advisors, LLC ("Consultant") for a period of twenty-four (24) months to commence upon the execution date of the signed Agreement, payable in the form of a convertible debenture ("New Note") in the amount of $300,000 at two percent (2%) interest per annum for a period of two years. Pursuant to the Agreement, Consultant shall be paid $37,500 each quarter in the form of a reduction of the outstanding principal balance of the New Note, convertible into shares of the Company's Common Stock at a share price equal to the lesser of $0.10 per share or a twenty-five (25%) discount of the three (3) lowest intraday trading average for the twenty (20) day trading period prior to each conversion date, until paid in full, with accrued and unpaid interested due and payable in the final payment.

The Consultant will perform advisory and consultation services to the Company, including, but not limited to, assisting Company's management with general corporate operations, business development strategies, marketing and business plans, SEC compliance and advising the Company on other ad-hoc matters as appropriate. Pursuant to the terms of the Agreement, the Company shall have the right to terminate the Agreement for Cause at any time upon sixty (60) days written notice to the Consultant. The Consultant shall have the right to terminate this Agreement if Company fails to comply with any of the material terms of this Agreement, including without limitation its responsibilities for payment of fees as set forth in this Agreement. The parties agree that either the Company or Consultant may request a quarterly review by a designated third party reviewer, whom shall determine if the Company has the right to terminate the Agreement earlier for non-performance by the Consultant. The Agreement also contains other customary and standard provisions.

The descriptions above of the Settlement Agreement, Amended and Restated Note, and the New Note do not purport to be complete and are qualified in their entirety by reference herein, a copy of which is filed as 10.57, 10.58 and 10.59 hereto, respectively.

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Item 2.03 Creation of a Direct Financial Obligation

The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The foregoing transactions were conducted in reliance of 4(2) the Securities Act of 1933, as amended (the "Securities Act"). This Agreement will be executed in accordance with the Settlement and Stipulation Agreement as discussed in Item 8.01 below. The Company relied upon exemption from registration based in part on representations made by Birch First Capital. To the extent that shares of common stock are issued upon conversion of the Amended and Restated Note, the Shares will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with conversion of the Amended and Restated Note and any resulting issuance of shares of common stock.

Item 8.01 Other Events

Settlement of Birch First Litigation

On July 23, 2015, the Company and Birch First Capital and Birch Advisors executed a Settlement and Stipulation Agreement (the "Settlement Agreement") resolving all outstanding claims with prejudice, without admitting any liability or fraudulent wrongdoing on the part of either party and/or their authorized representatives.

Pursuant to the Settlement Agreement, the Company issued the Amended and Restated Note (as more fully described in Item 1.01 hereinabove), and executed the Agreement with the Consultant (as more fully described above in Item 1.01 hereinabove).

The Parties intend to file with the Court an Agreed Order Approving Settlement Agreement and Final Order of Dismissal with Prejudice (the "Order") as soon as applicable. A hearing is not required to approve the Settlement Agreement, only to confirm by signed Order that the parties are required to comply by the terms and conditions of the Settlement Agreement. As a result of the Settlement Agreement, Birch First Capital and Birch Advisors will dismiss the action again the Company with prejudice and has no further rights of any kind whatsoever with respect to the litigation, except for the applicable provisions set forth in the executed Settlement Agreement. The Court retains jurisdiction to enforce the Settlement Agreement and to construe, interpret, and otherwise ensure compliance by the Parties with the Settlement Agreement.

On November 18, 2013, Birch First Capital brought a lawsuit in the 15th Judicial Circuit of Florida against Mr. Charles Cronin and Dr. Earl Beaver, naming the Company as a nominal defendant. A motion to dismiss was filed by the Company concerning this derivative lawsuit. As of the date of this report, derivative lawsuit is still pending as the parties engage in settlement negotiations. At this point in time, any amount or settlement is not determinable. This action is currently pending.

Those exhibits marked with an asterisk (*) refer to exhibits filed herewith. The other exhibits are incorporated herein by reference, as indicated in the following list.

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Item 9.01 Financials Statements and Exhibits.

Exhibit Number	Description
10.57*	Settlement and Stipulation Agreement dated July 21, 2015 by and between Elite Data Services, Inc. and Birch First Capital Fund, LLC and Birch First Advisors, LLC

10.58*	Amended and Restated Note dated July 21, 2015 by and between Elite Data Services, Inc. and Birch First Capital Fund, LLC

10.59*	Consulting and Advisory Agreement and New Note dated July 21, 2015 by and between Elite Data Services, Inc. and Birch First Advisors, LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: July 27, 2015	By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

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